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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 4, 2004



                                 ASHWORTH, INC.
               (Exact Name of Registrant as Specified in Charter)



               Delaware                        0-18553              84-1052000
   (State or Other Jurisdiction of           (Commission           (IRS Employer
            Incorporation)                  File Number)        Identification No.)



              2765 Loker Avenue West
               Carlsbad, California                                 92008
     (Address of Principal Executive Offices)                     (Zip Code)




       Registrant's telephone number, including area code: (760) 438-6610


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.*

         On March 4, 2004, Ashworth, Inc. issued a press release announcing its financial results for the first quarter fiscal 2004 as well as earnings guidance for second quarter and fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*

         On March 4, 2004, Ashworth, Inc. issued a press release announcing its financial results for the first quarter fiscal 2004 as well as earnings guidance for second quarter and fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASHWORTH, INC.



Date:    March 4, 2004              By:      /s/Terence W. Tsang
                                             -------------------
                                             Terence W. Tsang
                                             Executive VP, COO & CFO

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                                  EXHIBIT INDEX



EXHIBIT NO.                                DESCRIPTION
-----------                                -----------

   99.1 Ashworth, Inc. press release dated March 4, 2004 reporting the results of operations for the first quarter fiscal 2004 as well as earnings guidance for second quarter and fiscal year 2004.